UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2012

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	26-0238387 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On April 18, 2012, Kinder Morgan, Inc. issued a press release regarding its financial results for the quarter ended March 31, 2012 and will hold a webcast conference call on April 18, 2012 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Important Additional Information Filed With The SEC
Kinder Morgan, Inc. (“KMI”) has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transactions contemplated by the Merger Agreement, including a definitive Information Statement/Prospectus of KMI and a definitive Proxy Statement of El Paso Corporation (“EP”). The Registration Statement was declared effective by the SEC on January 30, 2012. Post-effective amendments to the Registration Statement were filed on February 27, 2012 and on March 1, 2012 and have been declared effective. KMI and EP mailed the definitive Information Statement/Prospectus of KMI and definitive Proxy Statement of EP on or about January 31, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY KMI OR EP, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by KMI and EP through the web site maintained by the SEC at www.sec.gov or by phone, e-mail or written request by contacting the investor relations department of KMI or EP at the following:

	Kinder Morgan, Inc.	El Paso Corporation
Address:	500 Dallas Street, Suite 1000	1001 Louisiana Street
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 420-5855
Email:	kmp_ir@kindermorgan.com	investorrelations@elpaso.com

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-looking Statements

Statements in this document regarding the proposed transaction between KMI and EP, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, the expected timetable for completing the sale of EP’s exploration and production assets, the possible drop-down of assets and any other statements about KMI or EP managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed merger of EP with KMI; the ability to obtain the requisite regulatory approvals and the satisfaction of other conditions to consummation of the transaction; the possibility that financing might not be available on the terms agreed to; the ability to consummate contemplated asset sales; the ability of KMI to successfully integrate EP’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in KMI’s and EP’s Annual Reports on Form 10-K for the year ended December 31, 2011 and their most recent Exchange Act reports filed with the SEC. Except as required by law, KMI and EP disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits The exhibit set forth below is being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued April 18, 2012.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: April 18, 2012	By:	/s/ Joseph Listengart
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued April 18, 2012.